UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 13, 2010

Dynamic Materials Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the approval of the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Dynamic Materials Corporation (the “Company”), on January 13, 2010 shares of restricted stock were granted under the 2006 Stock Incentive Plan (the “Plan”) to the executive officers of the Company set forth below, subject to the terms of the Plan and the award agreement.  The form of restricted stock award agreement is incorporated herein by reference.

Name	Title	Stock Granted

Yvon Cariou	President and Chief Executive Officer and Director	30,000

Rick Santa	Senior Vice President, Chief Financial Officer and Secretary	12,000

John Banker	Senior Vice President, Customers and Technology, Clad Metal Division	12,000

In addition, on January 13, 2010, Rolf Rospek, a director of the Company and chief executive of the Company’s DYNAenergetics oilfield products business was granted restricted stock units with respect to 9,000 shares of the Company’s common stock subject to the terms of the Plan and the award agreement.  The form of restricted stock unit award agreement is incorporated herein by reference.

The shares of restricted stock and restricted stock units granted to these executive officers and employee directors vest in one-third increments on the first, second and third anniversary of the grant.  The restricted shares and restricted stock units held by such persons will vest immediately upon termination without cause, retirement, death or disability; however, the person will forfeit such shares or units upon his resignation or termination for cause (as defined in the award agreement).

At the recommendation of the Compensation Committee, on January 13, 2010, the Board of Directors of the Company agreed to extend the existing employment agreements of each of Messrs. Cariou, Santa and Banker for an additional three year term, ending December 31, 2012.  The other terms of the executive officers’ employment agreements remain unchanged by the amendment.

Item 9.01               Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Award Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2007).

10.2	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

Dated: January 15, 2010	By:	/s/ Richard A. Santa
Richard A. Santa
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Award Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 6, 2007).

10.2	Form of Restricted Stock Unit Award Agreement